SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                     FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report:          March 27, 1997



                                   MATTEL, INC.
                                   ------------
              (Exact name of registrant as specified in its charter)



              Delaware               001-05647            95-1567322
              --------               ---------            ----------
          (State or other          (Commission           (IRS Employer
           jurisdiction of         File Number)       Identification No.)
           incorporation)


         333 Continental Boulevard, El Segundo, CA         90245-5012
         -----------------------------------------         ----------
          (Address of principal executive offices)         (Zip Code)


                                  (310) 252-2000
                                  --------------
               (Registrant's telephone number, including area code)


                                        N/A
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)





         ITEM 5.    OTHER EVENTS

                    Mattel, Inc. hereby incorporates by reference herein its press release dated March 27, 1997, regarding the completion of the merger of Tyco Toys, Inc. with and into Mattel, Inc., a copy of which is included as Exhibit 99.0 attached hereto.



         ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS


              (a)   Financial statements of businesses acquired:   None

              (b)   Pro Forma financial information:    None

              (c)   Exhibits:

                    99.0   Press release dated March 27, 1997.





                                    SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MATTEL, INC.


         Date:   March 27, 1997         By:  /s/ Robert Normile
                                           ------------------------------
                                           Name: Robert Normile
                                           Title: Vice President,
                                                Assistant Secretary and
                                                Assistant General Counsel